Investor Contact:                         Media Contact:
Murray Louis                            Dana Grosser
SEI    SEI
+1 610-676-1932                        +1 610-676-2459
mlouis@seic.com                         dgrosser@seic.com
Pages:        9

FOR IMMEDIATE RELEASE

SEI REPORTS FOURTH-QUARTER 2012 FINANCIAL RESULTS

OAKS, Pa., January 30, 2013 -- SEI Investments Company (NASDAQ:SEIC) today announced financial results for fourth-quarter 2012. Diluted earnings per share were $.32 in fourth-quarter 2012 compared to $.25 in fourth-quarter 2011.

Consolidated Overview	For the Three Months			For the Twelve Months
(In thousands, except earnings per share)	Ended December 31,			Ended December 31,
	2012	2011	%	2012	2011	%

Revenues	$261,635	$226,247	16%	992,522	929,727	7%
Net Income attributable to SEI	56,585	44,396	27%	206,848	204,959	1%
Diluted Earnings Per Share	$0.32	$0.25	28%	$1.18	$1.11	(1)%

“Our fourth-quarter 2012 results reflect the progress we have made in improving the fundamentals of our business,” said Alfred P. West, Jr., SEI Chairman and CEO. “We are concentrating our efforts on maintaining highly-satisfied clients, growing new business events, controlling costs, and investing in projects critical to our future.”

“In 2013 we will continue building a strong foundation for future growth in revenues and profits. Our focus on creating long-term sustainable growth is unwavering.”

Summary of Fourth-Quarter and Year to Date Results by Business Segment

(In thousands)	For the Three Months			For the Twelve Months
	Ended December 31,			Ended December 31,
	2012	2011	%	2012	2011	%
Private Banks:
Revenues	$96,421	$85,843	12%	$364,788	$348,122	5%
Expenses	93,389	84,769	10%	357,001	339,339	5%
Operating Profit	$3,032	$1,074	182%	$7,787	$8,783	(11)%
Operating Margin	3%	1%		2%	3%

Investment Advisors:
Revenues	52,476	45,106	16%	202,703	189,780	7%
Expenses	31,706	27,613	15%	120,146	110,438	9%
Operating Profit	20,770	17,493	19%	82,557	79,342	4%
Operating Margin	40%	39%		41%	42%

Institutional Investors:
Revenues	60,596	49,895	21%	227,889	210,027	9%
Expenses	30,052	26,702	13%	116,546	106,585	9%
Operating Profit	30,544	23,193	32%	111,343	103,442	8%
Operating Margin	50%	46%		49%	49%

Investment Managers:
Revenues	51,249	44,497	15%	193,484	177,975	9%
Expenses	34,814	29,270	19%	127,525	115,963	10%
Operating Profit	16,435	15,227	8%	65,959	62,012	6%
Operating Margin	32%	34%		34%	35%

Investments in New Businesses:
Revenues	893	906	(1)%	3,658	3,823	(4)%
Expenses	3,874	3,085	26%	14,954	11,559	29%
Operating Loss	(2,981)	(2,179)	N/A	(11,296)	(7,736)	N/A

Totals:
Revenues	$261,635	$226,247	16%	$992,522	$929,727	7%
Expenses	193,835	171,439	13%	736,172	683,884	8%
Corporate overhead expenses	11,929	10,875	10%	45,759	43,398	5%
Noncontrolling interest reflected in segments	(318)	(442)	N/A	(975)	(1,620)	N/A
Income from operations	$56,189	$44,375	27%	$211,566	$204,065	4%
Operating Margin	21%	20%		21%	22%

Fourth-Quarter Business Commentary:

•
Revenues increased in fourth-quarter 2012 as compared to both fourth-quarter 2011 and third-quarter 2012. This was driven by an increase in Asset management, administration, and distribution fee revenues resulting from increased cash flows from new and existing clients and market appreciation in 2012.

•
Net income attributable to SEI increased in fourth-quarter 2012 as compared to both fourth-quarter 2011 and third-quarter 2012. This was driven by the increase in fourth-quarter 2012 revenues when compared to both periods.

•
Our average assets under management, excluding LSV, increased $22.0 billion, or 19 percent, to $138.5 billion in the fourth-quarter 2012, as compared to $116.5 billion during the fourth-quarter 2011, and increased $5.9 billion, or four percent, as compared to $132.6 billion during the third-quarter 2012 (See attached Ending and Average Asset Balances schedules for further details).

•
Sales events, net of client losses, during fourth-quarter 2012 totaled approximately $27.0 million and are expected to generate net annualized recurring revenues of approximately $21.7 million when contract values are fully realized.

•
Income from LSV increased in fourth-quarter 2012 to $25.0 million as compared to $23.4 million in fourth-quarter 2011 due to an increase in assets under management. Our ownership interest in LSV was approximately 40 percent in fourth-quarter 2012 and 41 percent in fourth-quarter 2011.

•
Equity in the earnings of unconsolidated affiliates was negatively impacted $1.3 million in fourth-quarter 2012 as a result of our cumulative share of the operating losses related to an ownership position we hold in a Shanghai-based wealth management firm.

•
In fourth-quarter 2012, we sold the SIV security, Gryphon, and as a result of the sale we no longer own any SIV securities. Net income attributable to SEI includes gains from SIV securities of $5.9 million in fourth-quarter 2012 compared to losses of $0.7 million in fourth-quarter 2011 and a gain of $3.4 million in third-quarter 2012.

•
The effective tax rates were 35.0 percent in fourth-quarter 2012 and 34.7 percent in fourth-quarter 2011 and 39.0 percent in third-quarter 2012. The decrease in the tax rate in fourth-quarter 2012 as compared to third-quarter 2012 was due to the accrual of taxes on the cumulative undistributed earnings of SEI Asset Korea in third-quarter 2012. As a result of the expected sale of SEI Asset Korea, we no longer consider the undistributed earnings to be indefinitely reinvested and therefore accrued U.S. deferred taxes on the cumulative undistributed earnings of SEI Asset Korea.

•
On January 3, 2013, President Barack Obama signed into law the American Taxpayer Relief Act of 2012 (the Act), which reinstated the research and development credit retroactively from January 1, 2012 through December 31, 2013. The accounting rules require the determination of current and deferred taxes be based upon the provisions of the enacted tax law as of the balance sheet date. Since the Act was not signed into law until January 2, 2013, the effect was not reflected in the tax provision for 2012. The effect of the 2012 research and development tax credit will be reflected in first-quarter 2013.

•	In fourth-quarter 2012, we purchased 1.9 million shares of our common stock for $41.7 million.

Earnings Conference Call
A conference call to review earnings is scheduled for 2:00 PM ET on January 30, 2013. Investors may listen to the call at www.seic.com/investors or listen at www.earnings.com, a service of Thomson Streetevents. The call may also be accessed at numerous financial services web sites including AOL and Yahoo. Investors may also listen to replays at these web sites, or by telephone at (USA) 1-800-475-6701; (International) 320-365-3844, access code 280364.

About SEI
SEI (NASDAQ:SEIC) is a leading global provider of investment processing, fund processing, and investment management business outsourcing solutions that help corporations, financial institutions, financial advisors, and ultra-high-net-worth families create and manage wealth. As of December 31, 2012, through its subsidiaries and partnerships in which the company has a significant interest, SEI manages or administers $458 billion in mutual fund and pooled or separately managed assets, including $201 billion in assets under management and $257 billion in client assets under administration. For more information, visit www.seic.com.

Many of the statements in this release may be considered “forward looking statements” and include discussions about future operations, strategies and financial results. Forward-looking statements are based upon estimates and assumptions that involve risks and uncertainties, many of which are beyond our control or are subject to change. Although we believe our assumptions are reasonable, they could be inaccurate. Our actual future revenues and income could differ materially from our expected results. We have no obligation to publicly update or revise any forward-looking statements.

SEI INVESTMENTS COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)
(Unaudited)

	For the Three Months Ended December 31,
	2012	2011

Asset management, admin. and distribution fees	$190,980	$162,126
Information processing and software servicing fees	61,835	54,882
Transaction–based and trade execution fees	8,820	9,239

Total revenues	261,635	226,247

Subadvisory, distribution and other asset mgmt costs	26,606	25,921
Software royalties and other information processing costs	7,385	6,529
Brokerage commissions	6,406	6,816
Compensation, benefits and other personnel	90,441	74,609
Stock-based compensation	3,959	3,146
Consulting, outsourcing and professional fees	29,230	27,592
Data processing and computer related	11,744	11,774
Facilities, supplies and other costs	16,067	13,105
Amortization	7,845	7,257
Depreciation	5,763	5,123

Total expenses	205,446	181,872

Income from operations	56,189	44,375

Net gain (loss) on investments	6,490	(552)
Interest and dividend income	1,279	1,449
Interest expense	(115)	(100)
Equity in earnings of unconsolidated affiliates	23,701	23,431

Net income before income taxes	87,544	68,603

Income taxes	30,570	23,750

Net income	56,974	44,853

Less: Net income attributable to the noncontrolling interest	(389)	(457)

Net income attributable to SEI	$56,585	$44,396

Diluted earnings per common share	$0.32	$0.25

Shares used to calculate diluted earnings per share	174,540	178,412

Basic earnings per common share	$0.33	$0.25

Shares used to calculate basic earnings per share	172,574	178,098

SEI INVESTMENTS COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)
(Unaudited)

	For the Twelve Months Ended December 31,
	2012	2011

Asset management, admin. and distribution fees	$723,630	$669,788
Information processing and software servicing fees	236,190	222,417
Transaction–based and trade execution fees	32,702	37,522

Total revenues	992,522	929,727

Subadvisory, distribution and other asset mgmt costs	106,048	103,134
Software royalties and other information processing costs	26,722	27,437
Brokerage commissions	23,889	27,022
Compensation, benefits and other personnel	335,296	289,445
Stock-based compensation	15,736	14,112
Consulting, outsourcing and professional fees	109,828	113,171
Data processing and computer related	46,617	47,003
Facilities, supplies and other costs	60,976	55,579
Amortization	33,258	27,288
Depreciation	22,586	21,471

Total expenses	780,956	725,662

Income from operations	211,566	204,065

Net gain on investments	14,067	3,360
Interest and dividend income	5,696	5,829
Interest expense	(504)	(585)
Equity in earnings of unconsolidated affiliates	98,671	105,818

Net income before income taxes	329,496	318,487

Income taxes	121,462	111,837

Net income	208,034	206,650

Less: Net income attributable to the noncontrolling interest	(1,186)	(1,691)

Net income attributable to SEI	$206,848	$204,959

Diluted earnings per common share	$1.18	$1.11

Shares used to calculate diluted earnings per share	175,872	184,127

Basic earnings per common share	$1.19	$1.12

Shares used to calculate basic earnings per share	174,295	182,547

SEI INVESTMENTS COMPANY
CONDENSED BALANCE SHEETS
(In thousands)
(Unaudited)

	December 31,	December 31,
	2012	2011
Assets

Cash and short-term investments	$452,247	$420,986
Restricted cash	6,000	6,000
Receivables, net	202,818	167,909
Securities owned	20,088	20,949
Other current assets	20,251	19,107

Total current assets	701,404	634,951

Property and equipment, net	127,581	129,548
Marketable securities	81,778	139,333
Capitalized software, net	307,490	309,133
Investment in unconsolidated affiliates	77,398	68,454
Other assets, net	14,173	13,140

Total assets	$1,309,824	$1,294,559

Liabilities

Current liabilities	$152,005	$151,073
Deferred income taxes	93,458	93,751
Other Long-term liabilities	7,032	8,276

Total SEI Investments Company shareholders’ equity	1,038,180	1,025,316
Noncontrolling interest	19,149	16,143
Total Equity	1,057,329	1,041,459

Total liabilities and equity	$1,309,824	$1,294,559

SEI INVESTMENTS COMPANY
ENDING ASSET BALANCES
(In millions)
(Unaudited)

	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,
	2011	2012	2012	2012	2012
Private Banks:
Equity/Fixed Income prgms.	$16,435	$17,180	$16,848	$17,960	$18,862
Collective Trust Fund prgms.	450	435	335	147	11
Liquidity funds	5,553	5,549	5,063	5,342	6,008
Total assets under mgmnt.	$22,438	$23,164	$22,246	$23,449	$24,881

Client assets under admin.	10,355	10,916	10,719	11,611	12,178
Total assets	$32,793	$34,080	$32,965	$35,060	$37,059

Investment Advisors:
Equity/Fixed Income prgms.	$26,639	$29,722	$29,153	$30,864	$31,220
Collective Trust Fund prgms.	1,298	1,199	705	370	14
Liquidity funds	2,505	1,643	1,880	1,868	2,514
Total assets under mgmnt.	$30,442	$32,564	$31,738	$33,102	$33,748

Institutional Investors:
Equity/Fixed Income prgms.	$49,051	$54,537	$55,548	$59,852	$62,160
Collective Trust Fund prgms.	492	424	415	153	102
Liquidity funds	3,888	3,725	2,958	3,272	2,454
Total assets under mgmnt.	$53,431	$58,686	$58,921	$63,277	$64,716

Investment Managers:
Equity/Fixed Income prgms.	$57	$62	$61	$65	$67
Collective Trust Fund prgms.	11,255	12,781	13,004	15,433	16,197
Liquidity funds	152	147	226	396	408
Total assets under mgmnt.	$11,464	$12,990	$13,291	$15,894	$16,672

Client assets under admin. (A)	221,198	228,327	231,549	240,965	244,671
Total assets	$232,662	$241,317	$244,840	$256,859	$261,343

Investments in New Businesses:
Equity/Fixed Income prgms.	$515	$568	$551	$534	$513
Liquidity funds	37	34	30	29	43
Total assets under mgmnt.	$552	$602	$581	$563	$556

LSV Asset Management:
Equity/Fixed Income prgms.	$53,712	$60,607	$54,922	$58,886	$60,947

Total:
Equity/Fixed Income prgms (B)	$146,409	$162,676	$157,083	$168,161	$173,769
Collective Trust Fund prgms.	13,495	14,839	14,459	16,103	16,324
Liquidity funds	12,135	11,098	10,157	10,907	11,427
Total assets under mgmnt.	$172,039	$188,613	$181,699	$195,171	$201,520

Client assets under admin. (C)	231,553	239,243	242,268	252,576	256,849
Total assets	$403,592	$427,856	$423,967	$447,747	$458,369

(A)
Client assets under administration in the Investment Managers segment include $40.5 billion of assets balances that require limited services and therefore are at fee levels below our normal full service assets (as of December 31, 2012).

(B)	Equity/Fixed Income programs include $3.1 billion of assets invested in various asset allocation funds at December 31, 2012.

(C)	In addition to the numbers presented, SEI also administers an additional $4.6 billion in Funds of Funds assets (as of
December 31, 2012) on which SEI does not earn an administration fee.

SEI INVESTMENTS COMPANY
AVERAGE ASSET BALANCES
(In millions)
(Unaudited)

	4th Qtr.	1st Qtr.	2nd Qtr.	3rd Qtr.	4th Qtr.
	2011	2012	2012	2012	2012
Private Banks:
Equity/Fixed Income prgms.	$16,624	$17,116	$16,794	$17,527	$18,301
Collective Trust Fund prgms.	464	436	396	230	66
Liquidity funds	5,401	5,581	5,115	5,401	5,229
Total assets under mgmnt.	$22,489	$23,133	$22,305	$23,158	$23,596

Client assets under admin.	10,290	10,211	10,631	10,867	11,783
Total assets	$32,779	$33,344	$32,936	$34,025	$35,379

Investment Advisors:
Equity/Fixed Income prgms.	$26,094	$28,426	$29,103	$30,032	$30,881
Collective Trust Fund prgms.	1,314	1,238	984	532	158
Liquidity funds	2,499	2,015	1,806	1,886	2,176
Total assets under mgmnt.	$29,907	$31,679	$31,893	$32,450	$33,215

Institutional Investors:
Equity/Fixed Income prgms.	$48,504	$52,270	$54,998	$57,763	$61,304
Collective Trust Fund prgms.	500	427	418	284	120
Liquidity funds	3,461	3,765	3,147	3,253	3,493
Total assets under mgmnt.	$52,465	$56,462	$58,563	$61,300	$64,917

Investment Managers:
Equity/Fixed Income prgms.	$65	$58	$63	$62	$68
Collective Trust Fund prgms.	10,773	11,983	12,991	14,797	15,719
Liquidity funds	219	190	235	287	395
Total assets under mgmnt.	$11,057	$12,231	$13,289	$15,146	$16,182

Client assets under admin.	224,633	224,547	229,873	237,155	240,520
Total assets	$235,690	$236,778	$243,162	$252,301	$256,702

Investments in New Businesses:
Equity/Fixed Income prgms.	$515	$549	$550	$530	$518
Liquidity funds	42	39	33	35	33
Total assets under mgmnt.	$557	$588	$583	$565	$551

LSV Asset Management:
Equity/Fixed Income prgms.	$54,021	$59,200	$55,994	$57,164	$59,383

Total:
Equity/Fixed Income prgms.	$145,823	$157,619	$157,502	$163,078	$170,455
Collective Trust Fund prgms.	13,051	14,084	14,789	15,843	16,063
Liquidity funds	11,622	11,590	10,336	10,862	11,326
Total assets under mgmnt.	$170,496	$183,293	$182,627	$189,783	$197,844

Client assets under admin.	234,923	234,758	240,504	248,022	252,303
Total assets	$405,419	$418,051	$423,131	$437,805	$450,147